UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2010
MARINEMAX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764
(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 17, 2010, MarineMax, Inc. (the “Company”) appointed Edward A. Russell, age 49, as the Company’s Chief Operating Officer. Mr. Russell has served as Executive Vice President of Operations and Sales of the Company since February 2008 and will continue to serve the Company is this capacity. Mr. Russell served as Vice President of Operations of the Company from March 2006 until February 2008, and as a Vice President of the Company from October 22, 2002 until March 2006. Mr. Russell served as the Regional Manager of the Company’s Florida operations from August 1, 2002 until October 22, 2002 and as the District President for the Company’s Central and West Florida operations from March 1998 until August 1, 2002. Mr. Russell was an owner and General Sales Manager of Gulfwind USA Inc., one of the Company’s operating subsidiaries, now called MarineMax of Central Florida, from 1984 until its merger with the Company in March 1998.
     There is no arrangement or understanding pursuant to which Mr. Russell was appointed Chief Operating Officer. There are no related party transactions between the Company and Mr. Russell that are reportable under Item 404(a) of Regulation S-K. Pursuant to Mr. Russell’s appointment as Chief Operating Officer, he will receive an increase in his annual base salary to $275,000 effective March 1, 2010, and he received a grant of 36,000 Company stock options that vest on a monthly basis over a three year period with an exercise price of $11.53. The remaining terms of Mr. Russell’s employment agreement, dated June 7, 2006 and incorporated by reference into the Company’s Form 10-K for the fiscal year ended September 30, 2009 as Exhibit 10.3(j), are unchanged.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 17, 2010, the Company’s stockholders approved a proposal to increase the Company’s authorized share capital. Accordingly, on February 19, 2010, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase its authorized shares of common stock from 24,000,000 to 40,000,000. The Company’s authorized shares of preferred stock remain unchanged at 1,000,000.
     A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of MarineMax, Inc., as filed with the Secretary of State of the State of Delaware on February 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2010	MARINEMAX, INC.
	By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of MarineMax, Inc., as filed with the Secretary of State of the State of Delaware on February 19, 2010

3